UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 13, 2008
__________________________

FIREPOND, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	000-28515	20-3446646
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

11 Civic Center Plaza, Suite 310, Mankato, MN  56001
(Address of Principal Executive Offices) (Zip Code)

(507) 388-5000
(Registrant’s telephone number,
including area code)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b.
Effective May 13, 2008, as part of the Company’s operational restructuring, including closing the Boston-area office and shifting corporate headquarters to Mankato, MN, Jerry Keefe, Vice President, Operations, has left the Company.

c.
Effective May 13, 2008, Craig Christiansen has been promoted to Vice President of Technology and Implementation with primary responsibility for onboarding the Company’s new customers to our Firepond CPQ tm OnDemand, multi-tenant solution that automates complex sales processes, improves order accuracy, and accelerates sales cycles.  He will also oversee Firepond’s product development.  Mr. Christiansen, a 22-year employee of Firepond, was formerly head of Research and Development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIREPOND, INC.

Date: May 19, 2008	By:	/s/ Stephen Peary
Stephen Peary
General Counsel